EXHIBIT 10.1

AZTAR CORPORATION

OPTION TO PURCHASE STOCK

Number of Option Shares: 5,000

Date of Grant:  ___________________

           Aztar Corporation, a Delaware corporation (the "Company"), pursuant to its 2000 Nonemployee Directors Stock Option Plan, (the "Plan"), AS Amended and Restated December 5, 2001, a copy of which was previously provided to you and is incorporated by reference, hereby grants to _______________ (the "Director") a non-qualified option to purchase 5,000 shares of Common Stock of the Company held in the Company's treasury, par value $0.01 per share ("Common Stock"), on the terms and subject to the conditions hereinafter set forth at a price per share equal to $________. Acceptance of this option will be deemed to be agreement by the Director to the terms and conditions set forth in this option and the Plan. Any capitalized terms used herein that are not otherwise defined shall have the meaning provided in the Plan.

           1.           Expiration and Vesting. Expect as provided below, this option shall expire on the tenth anniversary of the Date of Grant provided above and shall not be exercisable until the expiration of any holding period that may be required by Rule 16b-3 promulgated under the Exchange Act (or any successor provision thereto) then applicable to the Plan. This option shall be fully vested and exercisable as of the date of grant.

           2.           [Reserved].

           3.           Termination as Director. In the event that a Director's service as a director shall terminate for any reason, including disability or retirement (but other than by reason of death or for cause), this option, provided that it is exercisable at the time of such termination, shall terminate, unless earlier terminated in accordance with its terms, on the date that is eighteen (18) months after the date of such termination of service; provided, however, that if service as a Director shall terminate for cause, this option shall, to the extent not therefore exercised, terminate forthwith.

                        In the event of the death of the Director, this option may, unless earlier terminated in accordance with its terms, be exercised by the Director or by the Director's estate or by a person who acquired the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Directors, at any time within eighteen (18) months after the date of death of the Director.

           4.           No Assignment. During the lifetime of the Director, this option is exercisable only by the Director or his guardian or legal representative and neither this option nor any right or privilege pertaining thereto may be transferred, assigned, pledged or hypothecated in any way, by operation of law or otherwise, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option, or any right or privilege pertaining thereto, otherwise than by will or by the laws of descent and distribution, or upon the levy of any execution, attachment or similar process thereupon, this option, and all rights and privileges given hereby shall immediately become null and void.

           5.           Exercise of Option. Subject to the conditions set forth in Section 1 hereof, this option may be exercised only by the execution and delivery by the Director (or any person entitled to act under Sections 3 or 4 hereof) to the Company of a written notice of exercise in the form attached hereto as Exhibit A (with appropriate changes in the case of a deceased Director), specifying the number of shares to be purchased and accompanied by payment in full for the shares purchased, either (i) in cash; (ii) by the delivery of such number of shares of the Company's Common Stock having a Fair Market Value equal to the option price stated in this option; or (iii) any combination of cash and shares of the Company's Common Stock valued as of the date and in the manner provided in (ii) above. "Fair Market Value" of Common Stock on any given day means (i) the closing sales price per share of Common Stock on a national securities exchange for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded on an over-the-counter market, the average of the closing bid and asked prices for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as determined by a nationally recognized appraisal firm or investment bank. No fractional share of Common Stock shall be issued or transferred and any such fractional share shall be eliminated by the Director paying the Company, in cash, an amount necessary to round the fraction up to a full share.

           6.           Delivery of Shares. The Company shall, upon payment of the exercise price per share for the number of shares purchased and paid for, make prompt delivery to the Director of a certificate or certificates evidencing such shares.

           7.           Tax Withholding. It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon the exercise of this option the purchase price is paid in shares of Common Stock or cash, that the Director (or any person entitled to act under Sections 3 or 4 hereof) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any obligation it may have to withhold federal, state or local income or other taxes incurred by the Company by reason of the exercise of this option. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of this option.

           8.           Other Restrictions. Notwithstanding the provisions of Sections 1 and 2 hereof, the exercise of this option, and the Company's obligation to sell and deliver shares of Common Stock pursuant to any such exercise, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or government agency as may be required. The Company shall not be required to issue or deliver any certificate or certificates for shares of its Common Stock prior to the completion of any registration or other qualification of such shares under any state or federal law or rulings or regulations of any government body, which the Company shall, in its sole discretion, determine to be necessary or advisable or the determination by the Company, in its sole discretion, that there is an available exemption to such registration or a qualification.

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           9.           Amendment. Except as provided herein, this option may not be amended or otherwise modified in a manner that is adverse to the interests of the Director unless evidenced in writing and signed by the Company and the Director.

           10.           Binding on Successors. The provisions of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Director and, to the extent applicable, the Employee's legal representative.

           11.           Governing Law. The validity, interpretation, performance and enforcement of this option and the Director's rights hereunder shall for all purposes be governed by the laws of the State of Delaware without giving effect to the principles of conflicts of laws thereof.

           12.           2000 Directors Stock Option Plan. The provisions hereof shall be subject to all the terms, provisions and conditions of the Plan (as amended from time to time by the Board of Directors of the Company within the limitations permitted by the Plan) and the rules and regulations relating to the Plan prescribed by the Committee, and this option and the Plan and said rules and regulations relating thereto shall be construed as one instrument and in the event of any inconsistency the provisions of the Plan as interpreted and construed by the Committee shall control.

           13.           Notices. All notices required hereby shall, unless otherwise provided herein, be mailed or delivered to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

                                                                                           AZTAR CORPORATION

                                                                                           By: ____________________
                                                                                                 Nelson W. Armstrong, Jr.
                                                                                                 Vice President, Administration
                                                                                                 2390 E. Camelback Road, Suite 400
                                                                                                 Phoenix, AZ 85016

             The foregoing option is hereby accepted on the terms and conditions set forth herein.

________________________
Director's Signature
________________________
Director's Social
  Security Number

________________________

________________________
Director's Address

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